AMENDED AND RESTATED
                             BYLAWS OF CONSECO, INC.


                           Effective December 12, 2000




                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1 - Shares................................................................................................1

         Section 1.1.      Certificate for Shares.................................................................1
         Section 1.2.      Transfer of Shares.....................................................................1
         Section 1.3.      Regulations............................................................................1
         Section 1.4.      Lost, Stolen or Destroyed Certificates.................................................2
         Section 1.5.      Redemption of Shares Acquired in Control Share Acquisitions............................2

ARTICLE 2 - Shareholders..........................................................................................2

         Section 2.1.      Place of Meetings......................................................................2
         Section 2.2.      Annual Meetings........................................................................2
         Section 2.3.      Special Meetings.......................................................................3
         Section 2.4.      Notice of Meeting......................................................................3
         Section 2.5.      Addresses of Shareholders..............................................................3
         Section 2.6.      Quorum.................................................................................3
         Section 2.7.      Voting.................................................................................3
         Section 2.8.      Voting Lists...........................................................................4
         Section 2.9.      Fixing of Record Date..................................................................4
         Section 2.10.     Organization...........................................................................4
         Section 2.11.     Shareholder Proposals and Board Nominations............................................4

ARTICLE 3- Board of Directors.....................................................................................6

         Section 3.1.      Number, Election and Term of Office....................................................6
         Section 3.2.      Vacancies..............................................................................6
         Section 3.3.      Quorum; Action.........................................................................6
         Section 3.4.      Action by Consent......................................................................6
         Section 3.5.      Telephonic Meetings....................................................................7
         Section 3.6.      Attendance and Failure to Object or Abstain............................................7
         Section 3.7.      Annual Meeting.........................................................................7
         Section 3.8.      Regular Meetings.......................................................................7
         Section 3.9.      Special Meetings.......................................................................7
         Section 3.10.     Place of Meeting.......................................................................8
         Section 3.11.     Compensation of Directors..............................................................8




                                        i




                          TABLE OF CONTENTS (continued)
                          -----------------------------

                                                                                                               PAGE
                                                                                                               ----

ARTICLE 4 - Committees............................................................................................8

         Section 4.1.      Committees.............................................................................8
         Section 4.2.      Quorum and Manner of Acting............................................................8
         Section 4.3.      Committee Chairman, Books and Records, Etc.............................................8
         Section 4.4.      Executive Committee....................................................................8
         Section 4.5.      Compensation Committee.................................................................8
         Section 4.6.      Audit Committee........................................................................9

ARTICLE 5 - Officers..............................................................................................9

         Section 5.1.      Officers, General Authority and Duties.................................................9
         Section 5.2.      Election, Term of Office, Qualifications...............................................9
         Section 5.3.      Other Officers, Elections or Appointment...............................................9
         Section 5.4.      Resignation...........................................................................10
         Section 5.5.      Removal...............................................................................10
         Section 5.6.      Vacancies.............................................................................10
         Section 5.7.      The Chairman of the Board.............................................................10
         Section 5.8.      The President.........................................................................10
         Section 5.9.      The Vice Presidents...................................................................10
         Section 5.10.     Second or Assistant Vice Presidents...................................................11
         Section 5.11.     The Secretary.........................................................................11
         Section 5.12.     The Assistant Secretaries.............................................................11
         Section 5.13.     The Treasurer.........................................................................12
         Section 5.14.     The Assistant Treasurers..............................................................12
         Section 5.15.     The Chief Accounting Officer..........................................................12
         Section 5.16.     The Salaries..........................................................................13

ARTICLE 6 - Corporate Instruments, Loans and Funds...............................................................13

         Section 6.1.      Execution of Instruments Generally....................................................13
         Section 6.2.      Execution and Endorsement of Negotiable Instruments...................................13
         Section 6.3.      Opening of Bank Accounts..............................................................13
         Section 6.4.      Voting of Stock Owned by Corporation..................................................13



                                       ii




                          TABLE OF CONTENTS (continued)
                          -----------------------------

                                                                                                               PAGE
                                                                                                               ----


ARTICLE 7 - Indemnification......................................................................................14

         Section 7.1.      Indemnification of Officers, Directors and Other Eligible Persons.....................14
         Section 7.2.      Definition of Claim...................................................................14
         Section 7.3.      Definition of Eligible Person.........................................................15
         Section 7.4.      Definitions of Liability and Expense..................................................15
         Section 7.5.      Definition of Wholly Successful.......................................................15
         Section 7.6.      Definition of Change of Control.......................................................15
         Section 7.7.      Procedure for Determination of Entitlement to Indemnification.........................16
         Section 7.8.      Application to Court for Determination................................................17
         Section 7.9.      Nonexclusivity........................................................................17
         Section 7.10.     Advancement of Expenses...............................................................17
         Section 7.11.     Insurance, Contracts and Funding......................................................18
         Section 7.12.     Nature of Provisions..................................................................18
         Section 7.13.     Applicability of Provisions...........................................................18

ARTICLE 8 - Miscellaneous........................................................................................18

         Section 8.1.      Amendments............................................................................18
         Section 8.2.      Seal..................................................................................18
         Section 8.3.      Fiscal Year...........................................................................18




                                    ARTICLE 1

                                     Shares

         Section 1.1. Certificate for Shares. Shares of the Corporation may be issued in book-entry form or evidenced by certificates. However, unless otherwise specified in the provisions of the Articles of Incorporation relating to the class of shares, every holder of shares of the Corporation shall be entitled upon request to have a certificate evidencing the shares owned by the shareholder, signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President and the Secretary or an Assistant Secretary, certifying the number of shares owned by the shareholder in the Corporation. The signatures of the Chairman of the Board, the President, Vice President, Secretary and Assistant Secretary, the signature of the transfer agent and registrar, and the seal of the Corporation may be facsimiles. In case any officer or employee who shall have signed, or whose facsimile signature or signatures shall have been used on, any certificate shall cease to be an officer or employee of the Corporation before the certificate shall have been issued and delivered by the Corporation, the certificate may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or employee of the Corporation; and the issuance and delivery by the Corporation of any such certificate shall constitute an adoption thereof.

         Subject to the foregoing provisions, certificates representing shares of the Corporation shall be in such form as shall be approved by the Board of Directors. There shall be entered upon the stock books of the Corporation at the time of the issuance or transfer of each share the number of the certificate representing such share (if any), the name of the person owning the shares represented thereby, the class of such share and the date of the issuance or transfer thereof.

         Section 1.2. Transfer of Shares. Shares of the Corporation shall be transferable only on the books of the Corporation and if the shares are evidenced by certificates, upon surrender of the certificate or certificates representing the same properly endorsed by the registered holder or by his or her duly authorized attorney, such endorsement or endorsements to be witnessed by one witness. The requirement for such witnessing may be waived in writing upon the form of endorsement by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation.

         The Corporation and its transfer agents and registrars shall be entitled to treat the holder of record of any shares the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof, except as otherwise expressly provided by statute. Shareholders shall notify the Corporation in writing of any changes in their addresses from time to time.

         Section 1.3. Regulations. Subject to the provisions of this Article 1 the Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance, transfer and regulation of certificates for shares or book-entry shares of the Corporation.

         Section 1.4. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate for shares of the Corporation in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed, but the Board of Directors may require the owner of such lost, stolen or destroyed certificate, or such holder's legal representative, to furnish affidavit as to such loss, theft, or destruction, and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as it may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

         Section 1.5. Redemption of Shares Acquired in Control Share Acquisitions. Any or all control shares acquired in a control share acquisition shall be subject to Corporation's right to redeem, if either:

         (a) No acquiring person statement has been filed with the Corporation with respect to the control share acquisition; or

         (b) The control shares are not accorded full voting rights by the Corporation's shareholders as provided in IC 23-1-42-9.

         A redemption pursuant to Section 1.5(a) may be made at any time during the period ending sixty (60) days after the date of the last acquisition of control shares by the acquiring person. A redemption pursuant to Section 1.5(b) may be made at any time during the period ending two (2) years after the date of the shareholder vote with respect to the voting rights of the control shares in question. Any redemption pursuant to this Section 1.5 shall be made at the fair value of the control shares and pursuant to such procedures for the redemption as may be set forth in these Bylaws or adopted by resolution of the Board of Directors.

         As used in this Section 1.5, the terms "control shares," "control share acquisition," "acquiring person statement" and "acquiring person" shall have the meanings ascribed to them in IC 23-1-42.

                                    ARTICLE 2

                                  Shareholders

         Section 2.1. Place of Meetings. Meetings of shareholders of the Corporation shall be held at the place within or without the State of Indiana, specified in the notices for such meetings.

         Section 2.2. Annual Meetings. The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before the meeting shall be held prior to June 30 of each year on such date as the Board of Directors shall determine by resolution. The failure to hold an annual meeting in any year shall not affect otherwise valid corporate acts or work any forfeiture or a dissolution of the Corporation.

         Section 2.3. Special Meetings. Special meetings of shareholders of the Corporation may be called by the Board of Directors, the Chairman of the Board or the President. The business transacted at a special meeting of shareholders shall be limited to the purpose or purposes specified in the notice for such meeting.

         Section 2.4. Notice of Meeting. A written or printed notice, stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary of the Corporation, or by the officers or persons calling the meeting, to each shareholder of record entitled to vote on the business proposed to be transacted at such meeting, at such address as appears upon the records of the Corporation, at least ten (10) days, and not more than sixty (60) days, before the date of the meeting. Notice of any such meeting may be waived in writing by any shareholder before or after the meeting. Attendance at any meeting in person, or by proxy when the instrument of proxy sets forth in reasonable detail the purpose or purposes for which the meeting is called, shall constitute a waiver of notice of such meeting. Notice of any adjourned meeting of the shareholders of the Corporation shall not be required to be given unless required by statute.

         Section 2.5. Addresses of Shareholders. The address of any shareholder appearing upon the records of the Corporation shall be deemed to be the same address as the latest address of such shareholder appearing on the records maintained by the transfer agent for the class of shares held by such shareholder.

         Section 2.6. Quorum. At any meeting of the shareholders a majority of the outstanding shares entitled to vote on a matter at such meeting, represented in person or by proxy, shall constitute a quorum for action on that matter. In the absence of a quorum, the holders of a majority of the shares entitled to vote present in person or by proxy, or, if no shareholder entitled to vote is present in person or by proxy, any officer entitled to preside at or act as Secretary of such meeting, may adjourn such meeting from time to time, until a quorum shall be present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

         Section 2.7. Voting. Except as otherwise provided by statute or by the Articles of Incorporation, at each meeting of the shareholders each holder of shares entitled to vote shall have the right to one vote for each share standing in the shareholder's name on the books of the Corporation on the record date fixed for the meeting under Section 2.9. Each shareholder entitled to vote shall be entitled to vote in person or by proxy executed in writing (which shall include telegraphing, cabling, facsimile, or electronic transmission) by the shareholder or a duly authorized attorney in fact. The vote of shareholders approving any matter to which the Articles of Incorporation, or any applicable statute, specifies a different percentage of affirmative vote shall require such percentage of affirmative vote. All other matters, except the election of directors, shall require that the votes cast in favor of the matter exceed the votes cast opposing the matter at a meeting at which a quorum is present. In the event that the Articles of Incorporation or any applicable statute shall require one or more classes of shares to vote as a separate voting class, the vote of each class shall be considered and decided separately.

         Section 2.8. Voting Lists. The Secretary shall make or cause to be made after a record date for a meeting of shareholders has been fixed under Section
2.9 and at least five (5) business days before such meeting, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each such shareholder and the number of shares so entitled to vote held by each which list shall be on file at the principal office of the Corporation and subject to inspection by any shareholder entitled to vote at the meeting. Such list shall be produced and kept open at the time and place of the meeting and subject to the inspection of any such shareholder during the holding of such meeting or any adjournment. Except as otherwise required by law, such list shall be the only evidence as to who are the shareholders entitled to vote at any meeting of the shareholders. In the event that more than one group of shares is entitled to vote as a separate voting group at the meeting, there shall be a separate listing of the shareholders of each group.

         Section 2.9. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of the shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders, not more than seventy (70) days prior to the date on which the particular action requiring this determination of shareholders is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, the determination shall, to the extent permitted by law, apply to any adjournment thereof.

         Section 2.10. Organization. Meetings of shareholders shall be presided over by the Chairman of the Board, or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person or act as secretary of the meeting.

         Section 2.11. Shareholder Proposals and Board Nominations.


         (a) At any annual meeting of the Corporation's shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder in accordance with these Bylaws. Business may be properly brought before an annual meeting by a shareholder only if written notice of the shareholder's intent to propose such business has been delivered, either by personal delivery, United States mail, first class postage prepaid, or other similar means, to the Secretary of the Corporation not later than ninety (90) calendar days in advance of the anniversary date of the release of the Corporation's proxy statement to shareholders in connection with the preceding year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) calendar days from the anniversary of the annual meeting date stated in the previous year's proxy statement, a shareholder proposal shall be received by the Corporation a reasonable time before the solicitation is made.

         (b) Each notice of new business must set forth: (i) the name and address of the shareholder who intends to raise the new business; (ii) the business desired to be brought forth at the meeting and the reasons for conducting such business at the meeting; (iii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote with respect to such business and intends to appear in person or by proxy at the meeting to move the consideration of such business; (iv) such shareholder's total beneficial ownership of the Corporation's voting shares; and (v) such shareholder's interest in such business. The chairman of the meeting may refuse to acknowledge a motion to consider any business that he or she determines was not made in compliance with the foregoing procedures.

         (c) An adjourned meeting, if notice of the adjourned meeting is not required to be given to shareholders, shall be regarded as a continuation of the original meeting, and any notice of new business must have met the foregoing requirements as of the date of the original meeting. In the event of an adjourned meeting where notice of the adjourned meeting is required to be given to shareholders, any notice of new business made by a shareholder with respect to the adjourned meeting must meet the foregoing requirements based upon the date on which notice of the date of the adjourned meeting was given.

         (d) Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally. However, any shareholder entitled to vote in the election of directors may nominate one or more person for election as director(s) at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been delivered, either by personal delivery, United States mail, first class postage prepaid, or other similar means, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, ninety (90) calendar days in advance of the anniversary date of the release of the Corporation's proxy statement to shareholders in connection with the preceding year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) calendar days from the anniversary of the annual meeting date stated in the previous year's proxy statement, a nominee proposal shall be received by the Corporation a reasonable time before the solicitation is made, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

         (e) Each such notice shall set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting to nominate the person or persons specified in the notice; (iii) a description of all relationships, arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may determine and declare to the meeting that a nomination was not made in compliance with the foregoing procedures in which case the nomination shall be disregarded.

                                    ARTICLE 3

                               Board of Directors

         Section 3.1. Number, Election and Term of Office. The business of the Corporation shall be managed by a Board of Directors consisting of eight (8) members, which number may be increased or diminished by not less than a majority of the Directors then in office; provided that the number may not be increased to more than fourteen (14) and may not be diminished below five (5) and no reduction in number shall have the effect of shortening the term of any incumbent Director. Directors need not be shareholders of the Corporation. Except as otherwise provided by law, the Articles of Incorporation or by these Bylaws, the Directors of the Corporation shall be elected at the annual meeting of shareholders in each year by a plurality of the votes cast by shareholders entitled to vote in the election at the meeting, provided a quorum is present. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, with the term of office of one class expiring each year.

         At each annual meeting of shareholders the successors to the class of Directors whose term shall then expire shall be elected and each Director so elected shall hold office until such Director's successor is elected and qualified, or until his or her earlier resignation or removal. If the number of Directors is changed, any increase or decrease in the number of Directors shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible. Notwithstanding the foregoing, whenever holders of any Preferred Stock, or any series thereof, shall be entitled, voting separately as a class, to elect any Directors, all Directors so elected shall be allocated, each time they are so elected, to the class whose term expires at the next succeeding annual meeting of shareholders and the terms of all Directors so elected by such holders shall expire at the next succeeding annual meeting of shareholders, in each case except to the extent otherwise provided in the Articles of Incorporation.

         Section 3.2. Vacancies. Except as may be otherwise provided in the Articles of Incorporation, any vacancy which may occur in the Board of Directors caused by resignation, death or other incapacity, or increase in the number of Directors shall be filled by a majority vote of the remaining members of the Board of Directors. Each replacement or new Director shall serve for the balance of the term of the class of the Director he or she succeeds or, in the event of an increase in the number of directors, of the class to which he or she is assigned.

         Section 3.3. Quorum; Action. A majority of the actual number of Directors elected and qualified, from time to time, shall be necessary to constitute a quorum for the transaction of any business, except for any matters which the Articles of Incorporation, these Bylaws or any applicable statute specifies may be approved by a lesser number. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is the act of the Board of Directors, unless the Articles of Incorporation or these Bylaws provide otherwise.

         Section 3.4. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if taken by all members of the Board of Directors, as the case may be, evidenced by one or more written consents signed by all such members and effective on the date, either prior or subsequent to the date of the consent, specified in the written consent, or if no effective date is specified in the written consent, the date on which the consent is filed with the minutes of proceedings of the Board of Directors.

         Section 3.5. Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.5 shall constitute presence in person at such meeting.

         Section 3.6. Attendance and Failure to Object or Abstain. A Director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

         (a) The Director objects at the beginning of the meeting (or promptly upon the Director's arrival) to holding it or transacting business at the meeting;

         (b) The Director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

         (c) The Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Secretary of the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

         Section 3.7. Annual Meeting. Unless otherwise provided by resolution of the Board of Directors, the Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held, for the purpose of appointment of committees, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be necessary.

         Section 3.8. Regular Meetings. Regular meetings of the Board of Directors may be held without any notice whatever at such places and times, as may be fixed from time to time by resolution of the Board of Directors.

         Section 3.9. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President, and shall be called on the written request of any two Directors. Notice of the date, time and place of such a special meeting shall be sent by the Secretary or an Assistant Secretary to each Director at his or her residence or usual place of business by letter, telegram or facsimile, at such time that, in regular course, such notice would reach such place not later than during the day immediately preceding the day for such meeting; or may be delivered by the Secretary or an Assistant Secretary to a Director personally at any time during such preceding day. The notice need not describe the purpose of the special meeting. In lieu of such notice, a Director may sign a written waiver of notice either before the time of the meeting, at the time of the meeting, or after the time of the meeting.

         Any meeting of the Board of Directors for which notice is required shall be a legal meeting, without notice thereof having been given, if all the Directors, who do not waive notice thereof in writing, shall be present in person.

         Section 3.10. Place of Meeting. The Directors may hold their meetings, within and without the State of Indiana.

         Section 3.11. Compensation of Directors. The Board of Directors is empowered and authorized to fix and determine the compensation of Directors for attendance at meetings of the Board and additional compensation for such additional services any of such Directors may perform for the Corporation.

                                    ARTICLE 4

                                   Committees

         Section 4.1. Committees. The Board of Directors may from time to time, in its discretion, by resolution passed by a majority of the entire Board of Directors, designate committees of the Board of Directors consisting of such number of directors as the Board of Directors shall determine, which shall have and may exercise such lawfully delegable powers and duties of the Board of Directors as shall be conferred or authorized by such resolution. The Board of Directors shall have the power to change at any time the members of any such committee, to fill vacancies and to dissolve any such committee.

         Section 4.2. Quorum and Manner of Acting. A majority of the members of any committee of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of such committee, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.

         Section 4.3. Committee Chairman, Books and Records, Etc. The chairman of each committee of the Board of Directors shall be selected from among the members of such committee by the Board of Directors. Each committee shall keep a record of its acts and proceedings, and all actions of each committee shall be reported to the Board of Directors when required. Except to the extent inconsistent with the resolutions of the Board of Directors creating a committee, the provisions of these Bylaws concerning meetings of the Board of Directors, actions without meetings, notice and waiver of notice and telephonic participation apply to each committee.

         Section 4.4. Executive Committee. Two or more Directors of the Corporation shall be appointed by the Board of Directors to act as an Executive Committee. The Executive Committee shall have and exercise all power and authority of the Board of Directors in the management of the Corporation to the fullest extent permitted by statute.

         Section 4.5. Compensation Committee. Two or more Directors of the Corporation shall be appointed by the Board of Directors to act as a Compensation Committee, each of whom shall be a director who is not an employee of the Corporation or any subsidiary thereof. The Compensation Committee shall have the power and authority to set the compensation of the officers of the Corporation and to act with respect to the compensation, option and other benefit plans of the Corporation.

         Section 4.6. Audit Committee. Two or more Directors of the Corporation shall be appointed by the Board of Directors to act as an Audit Committee, each of whom shall be a director who is not an employee of the Corporation or any subsidiary thereof. The Audit Committee shall have general oversight responsibility with respect to the Corporation's accounting and financial reporting activities, including meeting with the Corporation's independent auditors and its chief financial and accounting officers to review the scope, cost and results of the independent audit and to review internal accounting controls, policies and procedures. The Audit Committee also shall make recommendations to the Board of Directors as to the selection of independent auditors. In addition, the Audit Committee shall oversee the compliance programs of the Corporation and its subsidiaries where such oversight is delegated to the Audit Committee by either the Board of Directors or embodied in an agreement executed by the Corporation or the applicable subsidiary. In undertaking the foregoing responsibilities, the Audit Committee shall have unrestricted access, if necessary, to the Corporation's personnel and documents and shall be provided with the resources and assistance necessary to discharge its responsibilities, including periodic reports from management assessing the impact of regulation, accounting, and reporting of other significant matters that may affect the Corporation.

                                    ARTICLE 5

                                    Officers

         Section 5.1. Officers, General Authority and Duties. The officers of the Corporation shall be a Chairman of the Board, a President, one (1) or more Vice Presidents, a Secretary, a Treasurer, a Chief Accounting Officer, and such other officers as may be elected or appointed in accordance with the provisions of Section 5.3. One (1) or more of the Vice Presidents may be designated by the Board to serve as an Executive Vice President. Any two (2) or more offices may be held by the same person. All officers and agents of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         Section 5.2. Election, Term of Office, Qualifications. Each officer (except such officers as may be appointed in accordance with the provisions of Section 5.3) shall be elected by the Board of Directors. Each such officer (whether elected at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until the officer's successor is chosen and qualified, or until death, or until the officer shall resign in the manner provided in Section 5.4 or be removed in the manner provided in Section 5.5. The Chairman of the Board shall be chosen from among the Directors. Any other officer may but need not be a Director of the Corporation. Election or appointment of an officer shall not of itself create contract rights.

         Section 5.3. Other Officers, Election or Appointment. The Board of Directors from time to time may elect such other officers or agents (including one or more Second or Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers) as it may deem necessary or advisable. The Board of Directors may delegate to any officer the power to appoint any such officers or agents and to prescribe their respective terms of office, powers and duties.

         Section 5.4. Resignation. Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof and unless otherwise specified in it, the acceptance of the resignation shall not be necessary to make it effective.

         Section 5.5. Removal. The officers specifically designated in Section
5.1 may be removed, either for or without cause, at any meeting of the Board of Directors called for such purpose, by the vote of a majority of the actual number of Directors elected and qualified. The officers and agents elected or appointed in accordance with the provisions of Section 5.3 may be removed, either for or without cause, at any meeting of the Board of Directors at which a quorum be present, by the vote of a majority of the Directors present at such meeting, by any superior officer upon whom such power of removal shall have been conferred by the Board of Directors, or by any officer to whom the power to appoint such officer has been delegated by the Board of Directors pursuant to
Section 5.3. Any removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5.6. Vacancies. A vacancy in any office by reason of death, resignation, removal, disqualification or any other cause, may be filled by the Board of Directors or by an officer authorized under Section 5.3 to appoint to such office.

         Section 5.7. The Chairman of the Board. The Chairman of the Board, who shall be chosen from among the Directors, shall have general supervision and direction over the business and affairs of the Corporation and shall exercise executive management of the day-to-day operations of the Corporation, subject however to the control of the Board of Directors, shall preside at all meetings of the Board of Directors and the shareholders, and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors. The Chairman of the Board shall be the Chief Executive Officer.

         Section 5.8. The President. The President shall perform all the duties ordinarily connected with the office of President and shall perform such other duties as, from time to time, may be assigned to him or her by the Board of Directors. In the case of the absence or inability to act of the Chairman of the Board, the President shall perform the duties of the Chairman of the Board, and, when so acting, shall have all the powers of the Chairman of the Board.

         Section 5.9. The Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the Chairman of the Board or the President may from time to time delegate to him or her. The Board of Directors may designate certain Vice Presidents as being in charge of designated divisions or functions of the Corporation's business and add appropriate descriptions to their titles. At the request of the President, any Executive Vice President may, in the case of the absence or inability to act of the President, temporarily act in such officer's place, and, when so acting, shall have all the powers of the President. In the case of the death of the President, or in the case of his or her absence or inability to act without having designated an Executive Vice President to act temporarily in his or her place, the Executive Vice President so to perform the duties of the President shall be designated by the Board of Directors.

         Section 5.10. Second or Assistant Vice Presidents. Each Second or Assistant Vice President (if one or more Second or Assistant Vice Presidents be elected or appointed) shall perform such other duties as are from time to time delegated to him or her by the Chairman of the Board, the President, a Vice President, or the Board of Directors. At the request of one of the Vice Presidents, or in his or her absence or inability to act, a Second or Assistant Vice President designated by the Vice President shall perform the duties of such Vice President, and when so acting shall have all the powers of the Vice President. In the case of the death of a Vice President, or in the case of his or her absence or inability to act without having designated a Second or Assistant Vice President to act temporarily in his or her place, the Second or Assistant Vice President so to perform the duties of the Vice President shall be designated by the Board of Directors, the Chairman of the Board or the President.

         Section 5.11. The Secretary. The Secretary shall:

         (a) record all the proceedings of the meetings of the shareholders and of the Board of Directors in books to be kept for such purposes;

         (b) cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

         (c) be custodian of the seal of the Corporation, and cause the seal to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof (subject, however, to the provisions of Article 1) and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws;

         (d) subject to the provisions of Article 1, sign certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors; and,

         (e) in general, perform all duties incident to the office of Secretary and such other duties as may, from time to time, be given to him or her by these Bylaws, the Board of Directors, the Chairman of the Board, the President or any Vice President.

         Section 5.12. The Assistant Secretaries. Each Assistant Secretary (if one or more Assistant Secretaries be elected or appointed) shall assist the Secretary in his or her duties, and shall perform such other duties as the Board of Directors may from time to time prescribe or the Chairman of the Board, the President, any Vice President or the Secretary may from time to time delegate to him or her. At the request of the Secretary, any Assistant Secretary may, in the case of the absence or inability to act of the Secretary, temporarily act in the Secretary's place. In the case of the death of the Secretary, or in the case of his or her absence or inability to act without having designated an Assistant Secretary to act temporarily in his or her place, the Assistant Secretary so to perform the duties of the Secretary shall be designated by the Board of Directors, Chairman of the Board or the President.

         Section 5.13. The Treasurer. The Treasurer shall:

         (a) have charge of the funds, securities, receipts and disbursements of the Corporation;

         (b) cause the moneys and other valuable effects of the Corporation to be deposited or invested in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositories or investments as shall be selected in accordance with resolutions adopted by the Board of Directors;

         (c) cause the funds of the Corporation to be disbursed from the authorized depositories of the Corporation, and cause to be taken and preserved proper records of all moneys disbursed; and,

         (d) in general, shall perform all the duties incident to the office of Treasurer and such other duties as, from time to time, may be assigned to him by the Board of Directors, the Chairman of the Board, the President or any Vice President.

         Section 5.14. The Assistant Treasurers. Each Assistant Treasurer (if one or more Assistant Treasurers be elected or appointed) shall assist the Treasurer in his or her duties, and shall perform such other duties as the Board of Directors, the Chairman of the Board, the President, any Vice President or Treasurer may from time to time delegate to him or her. At the request of the Treasurer, any Assistant Treasurer may, in the case of the absence or inability to act of the Treasurer, temporarily act in his or her place. In the case of the death of the Treasurer, or in the case of his or her absence or inability to act without having designated an Assistant Treasurer to act temporarily in his or her place, the Assistant Treasurer so to perform the duties of the Treasurer shall be designated by the Board of Directors, the Chairman of the Board or the President.

         Section 5.15. The Chief Accounting Officer. The Chief Accounting Officer shall:

         (a) keep or cause to be kept full and accurate accounts of all assets, liabilities, commitments, receipts, disbursements, costs and expenses and other financial transactions of the Corporation in books belonging to the Corporation, and conform them to sound accounting principles with adequate internal control;

         (b) cause regular audits of such books and records to be made;

         (c) see that all expenditures are made in accordance with procedures duly established, from time to time, by the Corporation;

         (d) render financial statements upon the request of the Board of Directors, and a full financial report prior to the annual meeting of shareholders, as well as such other financial statements as are required by law or regulation; and

         (e) in general, perform all the duties ordinarily connected with the office of Chief Accounting Officer and such other duties as, from time to time, may be assigned to him or her by the Board of Directors, the Chairman of the Board, the President or any Vice President.

         Section 5.16. Salaries. The salaries of the officers shall be fixed, from time to time, by the Board of Directors or the Compensation Committee. No officer shall be prevented from receiving such salary by reason of the fact he is also a Director of the Corporation.

                                    ARTICLE 6

                     Corporate Instruments, Loans and Funds

         Section 6.1. Execution of Instruments Generally. All deeds, contracts, notes, bonds and other instruments requiring execution by the Corporation may be signed by the Chairman of the Board, the President, any Vice President, Treasurer or the Secretary. Authority to sign any deed, contract, note, bond or other instrument requiring execution by the Corporation may be conferred by the Board of Directors upon any person or person whether or not such person or persons be officers of the Corporation. Such person or person may delegate, from time to time, by instrument in writing, all or any part of such authority to any other person or persons if authorized so to do by the Board of Directors.

         Section 6.2. Execution and Endorsement of Negotiable Instruments. All checks, drafts, bills of exchange and orders for the payment of money of the Corporation shall, unless otherwise directed by the Board of Directors, or unless otherwise required by law, be signed or endorsed for deposit in its behalf by any one of the following officers: the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer or the Secretary. Checks payable to the Corporation may also be endorsed for deposit in one of the bank accounts of the Corporation by the affixation of a rubber stamp bearing the legend "For Deposit Only -- CONSECO, INC.". Authority to sign any checks, drafts, bills of exchange and orders for payment of money requiring execution by the Corporation may be conferred by the Board of Directors upon any person or persons whether or not such person or persons be officers of the Corporation. Such person or persons may delegate, from time to time, by instrument in writing, all or any part of such authority to any other person or persons if authorized to do so by the Board of Directors.

         Section 6.3. Opening of Bank Accounts. Bank accounts shall be opened in the name of the Corporation by any one of the following officers: The Chairman of the Board, the President, any Vice President, the Chief Accounting Officer, the Treasurer or any Assistant Treasurer of the Corporation. Each of such officers shall have power to open bank accounts in the name of the Corporation, singly, without necessity of countersignature. The Board of Directors may designate officers and employees of the Corporation, other than those named above, who may open bank accounts in the name of the Corporation. The term "bank accounts" shall include, without limiting the generality thereof, accounts with banks, banking associations, trust companies, building and loan associations, savings and loan associations, cooperative banks, investment bankers and brokerage firms.

         Section 6.4. Voting of Stock Owned by Corporation. Subject always to the further orders and directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of such other corporation by the Chairman of the Board, the President, any Vice President or the Treasurer of the

Corporation. Whenever, in the judgment of the Chairman of the Board, the President or Treasurer, of the it is desirable for the Corporation to execute a proxy or give a stockholders' consent in respect to any share or shares of stock issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chairman of the Board, the President, any Vice President or the Treasurer. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote shares of stock issued by such other corporation and owned by the Corporation the same as such shares might be voted by the Corporation.

                                    ARTICLE 7

                                 Indemnification

         Section 7.1. Indemnification of Officers, Directors and Other Eligible Persons. To the fullest extent not inconsistent with applicable law, every Eligible Person shall be indemnified by the Corporation against all Liability and Expense that may be incurred by him or her in connection with or resulting from any Claim, (a) if such Eligible Person is Wholly Successful with respect to the Claim, or (b) if not Wholly Successful, then if such Eligible Person is determined, as provided in either Section 7.7 or 7.8, to have acted in good faith, in what he or she reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests and, in addition, with respect to any criminal claim, is determined to have had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Claim, by judgment, order, settlement (whether with or without court approval), or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that an Eligible Person did not meet the standards of conduct set forth in clause (b) of this Section 7.1. The actions of an Eligible Person with respect to an employee benefit plan shall be deemed to have been taken in what the Eligible Person reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests if the Eligible Person acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants or beneficiaries of the employee benefit plan.

         To the extent an Eligible Person has the right to receive indemnity from another entity (including, but not limited to, a subsidiary of the Corporation), the indemnity obligations of the Corporation under this Article 7 to the Eligible Person are (as between the Corporation and such other entity) subordinate and junior to the indemnity obligations of such entity to the Eligible Person. If the Corporation indemnifies an Eligible Person entitled to indemnity from another entity (including, but not limited to, a subsidiary of the Corporation), the Corporation shall have the right of subrogation to be reimbursed from such other entity the amount of indemnity payments the Eligible Person was otherwise entitled to receive from such other entity.

         Section 7.2. Definition of Claim. The term "Claim" as used in this
Article 7 shall include every pending, threatened or completed claim, action, suit or proceeding and all appeals thereof (whether brought by or in the right of the Corporation or any other corporation or otherwise, and whether civil, criminal, administrative or investigative, formal or informal), in which an Eligible Person may become involved, as a party or otherwise (including, without limitation, as a witness):

         (a) by reasons of his or her being or having been an Eligible Person, or

         (b) by reason of any action taken or not taken by such Eligible Person in his or her capacity as an Eligible Person, whether or not such Eligible Person continued in such capacity at the time any Liability or Expense related to such Claim shall have been incurred.

         Section 7.3. Definition of Eligible Person. The term "Eligible Person" as used in this Article 7 shall mean every person (and the estate, heirs and personal representatives of such person) who is or was a director, officer or employee of the Corporation or a wholly-owned subsidiary of the Corporation (including, but not limited to, Conseco Services, LLC) or who, while a director, officer or employee of the Corporation or a wholly-owned subsidiary of the Corporation, is or was serving at the request of the Corporation or a wholly-owned subsidiary of the Corporation as a director, officer, employee, partner, member, manager, trustee or fiduciary of another foreign or domestic corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other organization or entity, whether for profit or not. An Eligible Person shall also be considered to have been serving an employee benefit plan at the request of the Corporation or a wholly-owned subsidiary of the Corporation if his or her duties to the Corporation or a wholly-owned subsidiary of the Corporation also imposed duties on, or otherwise involved services by, him or her to the plan or to participants in or beneficiaries of the plan. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or cross claim, unless the proceeding was authorized by the Board of Directors or commenced following a Change of Control with respect to actions or failure to act prior to such Change of Control.

         Section 7.4. Definitions of Liability and Expense. The Terms "Liability" and "Expense" as used in this Article 7 shall include, but shall not be limited to, reasonable counsel fees and disbursements and amounts of judgments, fines or penalties against (including excise taxes assessed with respect to an employee benefit plan), and amounts paid in settlement by or on behalf of, an Eligible Person.

         Section 7.5. Definition of Wholly Successful. The term "Wholly Successful" as used in this Article 7 shall mean (i) termination of any Claim against the Eligible Person in question without any finding of liability or guilt against him or her, (ii) approval by a court, with knowledge of the indemnity herein provided, of a settlement of any Claim, or (iii) the expiration of a reasonable period of time after the making or threatened making of any Claim without the institution of the same, without any payment or promise made to induce a settlement.

         Section 7.6. Definition of Change of Control. The term "Change of Control" as used in this Article 7 shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934 (the "1934 Act") as revised effective January 20, 1987, or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the 1934 Act which serve similar purposes; provided, that, without limitation, (x) such a change of control shall be deemed to have occurred if and when either (A) except as provided in (y) below, any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) is or becomes a

"beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote with respect to the election of its Board of Directors or (B) as the result of a tender offer, merger, consolidation, sale of assets, or contest for election of directors, or any combination of the foregoing transactions or events, individuals who were members of the Board of Directors of the Corporation immediately prior to any such transaction or event shall not constitute a majority of the Board of Directors following such transaction or event, and (y) no such change of control shall be deemed to have occurred if and when either (A) any such change is the result of a transaction which constitutes a "Rule 13e-3 transaction" as such term is defined in Rule 13e-3 promulgated under the 1934 Act or (B) any such person becomes, with the approval of the Board of Directors of the Corporation, the beneficial owner of securities of the Corporation representing 25% or more but less than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote with respect to the election of its Board of Directors and in connection therewith represents, and at all times continues to represent, in a filing, as amended, with the Securities and Exchange Commission on Schedule 13D or Schedule 13G (or any successor Schedule thereto) that "such person has acquired such securities for investment and not with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect," or words of comparable meaning and import. The designation by any such person, with the approval of the Board of Directors of the Corporation, of a single individual to serve as a member of, or observer at meetings of, the Corporation's Board of Directors, shall not be considered "changing or influencing the control of the Corporation" within the meaning of the meaning of the immediately preceding clause (B), so long as such individual does not constitute at any time more than one-third of the total number of directors serving on such Board.

         Section 7.7. Procedure for Determination of Entitlement to Indemnification. The determination of whether an Eligible Person who is or at the time of Claim was a Director (other than one who has been Wholly Successful with respect to any Claim or one who has requested indemnification following a Change of Control with respect to actions or failure to act prior to such Change of Control) is entitled to indemnification shall be made by any one of the following methods, such method to be selected by the Board of Directors:

         (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who are not and have not been parties to the Claim;

         (b) if a quorum cannot be obtained under (a), by the majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are or who have been parties to the Claim may participate), consisting solely of two or more Directors who are not and have not been parties to the Claim;

         (c) by special legal counsel (which may be regular counsel of the Corporation) (i) selected by the Board of Directors or a committee thereof in the manner prescribed in (a) or (b); or (ii) if a quorum of the Board of Directors cannot be obtained under (a) and a committee cannot be designated under (b), selected by a majority vote of the full Board of Directors (in which selection Directors who are or who have been parties to the Claim may participate).

         If a Change in Control shall have occurred, the Eligible Person who is or at the time of Claim was a Director shall be presumed to be entitled to indemnification (with respect to actions or failures to act occurring prior to such Change in Control) upon submission of a request for indemnification, and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. The method for determining entitlement to indemnification shall be by special legal counsel selected by the Eligible Person, but only such special legal counsel to which a majority of the Directors who are not and have not been parties to the Claim do not object.

         In the case of Eligible Persons who are not or were not Directors of the Corporation, the determination of whether the Eligible Person (other than one who has been Wholly Successful with respect to any Claim) is entitled to indemnification shall be made (a) by the Chairman of the Board or (b) if the Chairman of the Board so directs or in his or her absence, in the manner such determination would have been made if the Eligible Person was a Director of the Corporation.

         Section 7.8. Application to Court for Determination. If an Eligible Person claiming indemnification pursuant to Section 7.7 is found not to be entitled thereto, the Eligible Person may apply for indemnification with respect to a Claim to a court of competent jurisdiction, including a court in which the Claim is pending against the Eligible Person. On receipt of an application, the court, after giving notice to the Corporation and giving the Corporation opportunity to present to the court any information or evidence relating to the claim for indemnification that the Corporation deems appropriate, may order indemnification if it determines that the Eligible Person is entitled to indemnification with respect to the Claim because such Eligible Person met the standards of conduct set forth in Section 7.1(b). If the court determines that the Eligible Person is entitled to indemnification, the court shall also determine the reasonableness of the Eligible Person's Expenses.

         Section 7.9. Nonexclusivity. The rights of indemnification provided in this Article 7 shall be in addition to any rights to which any Eligible Person may otherwise be entitled. Irrespective of the provisions of this Article 7, the Board of Directors may, at any time and from time to time, (a) approve indemnification of any Eligible Person to the fullest extent permitted by the provisions of applicable law at the time in effect, whether on account of past or future transactions, and (b) authorize the Corporation to purchase and maintain insurance on behalf of any Eligible Person against any Liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such Liability.

         Section 7.10. Advancement of Expenses. The Corporation shall advance to an Eligible Person who is a director or officer of the Corporation the Expenses incurred by such Eligible Person with respect to any Claim. The Corporation may advance to an Eligible Person who is not a director or officer of the Corporation the Expenses incurred by such Eligible Person with respect to any Claim. The Corporation shall advance such Expenses within sixty (60) days after the receipt by the Corporation of a statement or statements from the Eligible Person requesting such advance or advances from time to time, whether prior to or after final disposition of such Claim unless a determination has been made pursuant to Section 7.1 that such Eligible Person is not entitled to indemnification. Any such statement or statements shall reasonably evidence the expenses incurred by the Eligible Person and shall include a written affirmation or undertaking to repay advances if it is ultimately determined that the Eligible Person is not entitled to indemnification under this Article.

         Section 7.11. Insurance, Contracts and Funding. The Corporation may purchase and maintain insurance to protect itself and any Eligible Person against any expense, judgments, fines and amounts relating to any Claim or incurred by any Eligible Person in connection with any Claim, to the fullest extent permitted by applicable law now or hereafter in effect. The Corporation may enter into agreements with any Eligible Person supplemental to or in furtherance of the provisions of this Article and may create a trust fund or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification and advancement of expenses as provided in this Article.

         Section 7.12. Nature of Provisions. The provisions of this Article 7 shall be deemed to be a contract between the Corporation and each Eligible Person, and an Eligible Person's rights hereunder shall not be diminished or otherwise adversely affected by any repeal, amendment or modification of this
Article 7 that occurs subsequent to such person becoming an Eligible Person with respect to acts occurring prior to such repeal, amendment or modification.

         Section 7.13. Applicability of Provisions. The provisions of this
Article 7 shall be applicable to Claims made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

                                    ARTICLE 8

                                  Miscellaneous

         Section 8.1. Amendments. The power to make, alter, amend, or repeal these Bylaws is vested in the Board of Directors, but the affirmative vote of a majority of the actual number of Directors elected and qualified, from time to time, shall be necessary to effect any alteration, amendment or repeal of these Bylaws.

         Section 8.2. Seal. The seal of the Corporation shall be circular in form and mounted on a metal die, suitable for impressing the same upon paper. About the upper periphery of the seal shall appear the words "CONSECO, INC.," and about the lower periphery thereof, the word "Indiana." In the center of the seal shall appear the word "Seal."

         Section 8.3. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end upon the last day of December in the same year.